                                                                       Ex. 10.40

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: F Room 1003, No.1027, Changning Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDER"), and SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD. limited liability company (registered address: Room 1020, A, Wangxing Square, 38 Hongli Rd., Shenzhen) (hereinafter the "PARTICIPATED TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "PROXY AGREEMENT") dated March 28 2005. Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participating Target Company in respect of 1% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

     Once this Acknowledgement Letter is executed by the Participating Shareholder and Participating Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


SHENZHEN BIANJIE BUILDING ADVERTISEMENT
CO., LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006